UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2019
IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street	2110
Boston
Massachusetts
(Address of Principal Executive Offices)	(Zip Code)
(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “the Company,” “we,” “us” and “our” refer to Iron Mountain Incorporated.
Item 2.02.    Results of Operations and Financial Condition.
On October 31, 2019, Iron Mountain Incorporated, or the Company, issued an earnings press release and supplemental financial information for the quarter ended September 30, 2019. In addition, the Company will be using a slide presentation during its earnings conference call. Copies of the earnings press release, slide presentation and supplemental financial information are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, hereto and posted on the Company’s website, www.ironmountain.com, under “Investors.”
Item 2.05.    Costs Associated with Exit or Disposal Activities.
On October 29, 2019, we committed to and commenced a global program designed to better position us for future growth and achievement of our strategic objectives (“Project Summit”). Project Summit will focus on simplifying our global structure by combining our core records and information management operations under one global leader and rebalancing our resources, streamlining managerial structures and leveraging our global and regional customer facing resources. As a result of the program, we expect to reduce the number of vice president level and above positions by approximately 45%. The total program is expected to reduce our total managerial and administrative workforce by approximately 700 positions over the next two years. We also plan to implement systems and process changes designed to make our organization more agile and dynamic, streamline our organization and reallocate our resources to better align with our strategic goals as part of Project Summit.
The activities associated with Project Summit will begin in the fourth quarter of 2019 and are expected to be substantially complete by the end of 2021. We expect that Project Summit will improve annual Adjusted EBITDA (as defined in Exhibit 99.1 hereto) by approximately $200.0 million by the end of 2022 as program benefits are realized. We expect Project Summit to improve Adjusted EBITDA by approximately $80.0 million in 2020, of which we expect to realize approximately $50.0 million of Adjusted EBITDA improvement as a result of the actions initiated during the fourth quarter of 2019. We will continue to evaluate our overall operating model, as well as various opportunities and initiatives, including those associated with real estate consolidation, system implementation and process changes, which could result in the identification and implementation of additional actions associated with Project Summit and incremental costs and benefits.
We estimate that the implementation of Project Summit will result in total restructuring charges (including operating and capital expenditures) of approximately $240.0 million, including approximately $60.0 million of restructuring charges we expect to incur during the fourth quarter of 2019. We expect substantially all of the restructuring charges associated with Project Summit that we will incur in the fourth quarter of 2019, substantially all of which will consist of employee severance costs and professional fees, will be settled in cash during the fourth quarter of 2019 and 2020. In addition, we expect a significant portion of the remaining restructuring charges we will incur as a result of Project Summit will be settled in cash, primarily as a result of employee severance, professional fees, program management and implementation of various technology systems and hardware.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Project Summit, on October 31, 2019, the Company announced that Patrick Keddy, a named executive officer, will retire from the Company in the first quarter of 2021. On November 1, 2019, Mr. Keddy will step down from his role as executive vice president and general manager, North America and Western Europe at which time Ernest W. Cloutier, the Company’s executive vice president and general manager, international will assume the role of executive vice president, general manager, global records & information management and in that position lead the Company’s records and information management operations globally. From November 1, 2019 until his retirement, Mr. Keddy will serve the Company in a transitionary role, among other responsibilities, assisting Mr. Cloutier in his new role.

Prior to November 1, 2019, Mr. Cloutier (47) served as executive vice president and general manager, international of the Company from April 2017, and as executive vice president, U.S. federal, security and legal, of the Company from June 2014 to December 2016. In addition, Mr. Cloutier served as the Company’s general counsel and secretary until December 2016, positions, which he held since joining the Company in December 2007 as a senior vice president. In June 2011, Mr. Cloutier was appointed an executive vice president of the Company, and in March 2014, he assumed responsibility for the Company’s global security and risk organizations. Mr. Cloutier’s compensation arrangements (as described under “Executive Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 11, 2019) will continue in effect following his appointment as executive vice president, general manager, global records & information management.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.1	Third Quarter 2019 Earnings Press Release. (Furnished herewith.)

99.2	Third Quarter 2019 Earnings Conference Call Presentation. (Furnished herewith.)

99.3	Third Quarter 2019 Supplemental Financial Information. (Furnished herewith)

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
The information in items 2.02 and 9.01 of this report, including Exhibits 99.1, 99.2 and 99.3 is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as expected benefits, costs and actions related to Project Summit. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; (xvii) our ability to execute on Project Summit and potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategy; and (xviii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer
Date: October 31, 2019